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(BANK OF AMERICA LOGO)                                              (FLEET LOGO)

                                 August 4, 2004


Fleet National Bank
100 Federal Street
Boston, Massachusetts  02110
Attention:  Israel Lopez

         RE: SECOND AMENDED AND RESTATED CREDIT AGREEMENT EFFECTIVE AS OF JULY 1, 2002

Ladies and Gentlemen:

         Reference is made to that certain Second Amended and Restated Credit Agreement effective as of July 1, 2002 (the "Credit Agreement") by and between FLEET NATIONAL BANK, (the "Lender") and the undersigned, THE BOSTON BEER COMPANY, INC. and BOSTON BEER CORPORATION (together, the "Borrowers"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

         The Borrowers have requested that the Commitment be reduced as of the date hereof from $45,000,000 to $20,000,000. Therefore, the parties hereby agree that Section 1.1 of the Credit Agreement be, and hereby is, amended by deleting "$45,000,000" and substituting therefor "$20,000,000". The parties also agree that the definition of "Permitted Investments of the Credit Agreement be, and it hereby is, deleted in its entirety and substituted by "Permitted Investments: As applied to any Company shall be in conformance with the Company's investment policy as may be modified from time to time and as shown in Exhibit 3.16." The parties also agree that Section 4.1 (d) of the Credit Agreement be, and it is hereby deleted in its entirety. Except for the reduction in the Commitment to $20,000,000 and the other modifications specifically set forth in this letter agreement, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

         The Borrowers hereby confirm that no Default has occurred and is continuing as of the date hereof.

         This letter agreement may be executed by the parties hereto on separate counterparts, which together shall constitute one and the same agreement. Delivery of an executed counterpart of this letter agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.


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                                            Very truly yours,

                                            THE BOSTON BEER COMPANY, INC.
                                                /s/ Martin F. Roper
                                            By:_________________________________
                                                     Martin F. Roper
                                               Name:____________________________
                                                      President and CEO
                                               Title:__________________________


                                            BOSTON BEER CORPORATION
                                                /s/ Martin F. Roper
                                            By:_________________________________
                                                     Martin F. Roper
                                               Name:____________________________
                                                      President and CEO
                                               Title:___________________________


Accepted and Agreed to as of June 18, 2004

FLEET NATIONAL BANK
    /s/ Israel Lopez
By:_______________________________________

   Name: Israel Lopez_____________________

   Title: Senior Vice President___________


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                                  EXHIBIT 3.16

                 THE BOSTON BEER COMPANY, INC. INVESTMENT POLICY

 I. ADOPTION & PURPOSE

This Investment Policy Statement (the "Policy") establishes policies relating to and governing the investment of the surplus funds ("Funds") of the Company and all of its affiliated entities.

Funds are to be invested under the supervision of the Company's Chief Financial Officer or by other qualified personnel to whom the Company's Chief Executive Officer may from time to time delegate this responsibility.

The Company's Chief Financial Officer and those other qualified personnel designated by the Chief Executive Officer are authorized to utilize an agent or dealer for the purchasing of such investments.


II. INVESTMENT OBJECTIVES

Funds shall be invested to achieve the following objectives:

- Preserve Capital.
- Maintain adequate liquidity at all times.
- Optimize return on investments in authorized securities, taking into account market performance, risk profile, and tax implications.
- Minimize fees, transaction cost and expenses associated with the selection and management of the investment securities.


III. AUTHORIZED SECURITIES

The following classes of securities may be purchased with the Funds.

- Municipal Auction Rate Securities with 7, 28 or 35 day liquidity, rated AAA, with geographic diversification.
- Vanguard and Bank of America money market or mutual bond funds not to exceed average maturities of 12 months.


IV. INVESTMENT POLICY STATEMENT REVIEW

The Company's Chief Financial Officer shall review the Policy at least annually and report to the Company's Board of Directors to:

- Affirm that the Policy remains consistent with the financial objectives of the Company and its affiliates;
- Affirm that the Policy reflects current market conditions as appropriate; and
- Recommend changes, if any, to the Policy.

On behalf of the Board of Directors of The Boston Beer Company, Inc,


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__________________________________________
Chairman


______________, 2004